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                                                                   EXHIBIT 10.30


                                 AMENDMENT NO. 4



                                                    Dated as of February 2, 2001

To the banks, financial institutions and other institutional lenders
  (collectively, the "BANKS") party to the Credit Agreement referred to below, to Citicorp USA, Inc. as administrative agent for the Banks and as the Swing
  Line Bank, and to Bank of America, N.A., as documentation agent

Ladies and Gentlemen:

         We refer to the Fourth Amended and Restated Revolving Credit Agreement dated as of August 25, 2000 (as amended by Amendment No. 1 dated as of September 29, 2000, Amendment No. 2 and Waiver dated as of November 30, 2000, and Amendment No. 3 and Waiver dated as of December 22, 2000, the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 4 have the same meanings as specified in the Credit Agreement.

         The Borrower has requested that, on the terms and conditions set forth herein, the Majority Banks agree to amend the Credit Agreement as provided herein, and the parties hereto have agreed to so amend the Credit Agreement, effective as of the effective date of this Amendment No. 4. It is hereby agreed by you and us as follows:

         (a) The Credit Agreement is, effective as of the effective date of this Amendment No. 4, hereby amended as follows:

             (1) Section 2.05(c) is hereby amended by deleting the number "ten" in the third line thereof and substituting therefor the number "four" and by deleting the second sentence thereof and substituting therefor the following sentence: "All mandatory prepayments shall be applied first to repay the Supplemental Revolving Loan Advances and second to cash collateralize the Letter of Credit Liabilities."

             (2) Section 2.09(b) is hereby amended in its entirety as follows:

             "(b) Asset Sales Mandatory Prepayments. Upon any Asset Sale by the Borrower or any Subsidiary of the Borrower (i) 50% of all Net Cash Proceeds of such Asset Sale subsequent to February 1, 2001 shall be retained by the Borrower until the aggregate amount of all such Net Cash Proceeds of such Asset Sales retained by the Borrower equals $10,000,000, and (ii) all other Net Cash Proceeds of all such Asset Sales (including the 50% of Net Cash Proceeds from Asset Sales not retained by the Borrower and regardless of the date thereof) shall be delivered directly to the Agent by the purchaser of the Assets upon closing of the respective Asset Sale, and any deferred cash proceeds of any such Asset Sale shall be delivered directly to the Agent (at which time the same shall become Net Cash Proceeds), provided, however, that Net Cash Proceeds from retained asset shall be delivered to the Agent no later than 15 Business Days after the end of each month, and in each case, such Net Cash Proceeds shall be applied in accordance with
     Section 2.09(f). The Agent shall not be required to release any of its liens on the



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     Assets sold as provided for in Section 8.08 herein until it receives the
     Net Cash Proceeds of the respective Asset Sale as provided for in this
     Section 2.09(b) or unless other provisions satisfactory to the Agent are contained in the respective escrow instructions for the payment of Net Cash Proceeds."

             (3) Section 6.02 is amended by deleting subclauses (f), (g), (r) and (u) thereof and replacing them with the phrase "Intentionally Omitted."

             (4) Section 6.04 is amended by deleting subclauses (o), (p), (q) and (r) thereof and replacing them with the phrase "Intentionally Omitted."

             (5) Annex E to the Credit Agreement is hereby replaced with Exhibit A hereto.

         (b) Upon the effective date of this Amendment No. 4 (i) all outstanding Swing Line Advances shall be deemed outstanding Supplemental Revolving Loan Advances and on such date the Swing Line Bank shall sell and assign to each other Bank, and such other Bank shall purchase from the Swing Line Bank, such other Bank's Commitment Percentage of such Swing Line Borrowings, (ii) all amounts in the Cash Collateral Account shall be applied to repay the outstanding principal amount of the Supplemental Revolving Loan Borrowings (after giving effect to the purchase and sale provided in subclause (i) above) together with accrued interest on the amount prepaid, and the obligations of each Bank to make Supplemental Revolving Loan Advances, the obligation of the Swing Line Bank to make Swing Line Advances and the obligation of the Issuing Bank to issue Supplemental Letters of Credit shall terminate and (iii) the Hedge and Lease Obligation Guaranty, dated as of January 28, 2000, made by various Subsidiaries of the Borrower in favor of the Hedge Banks and the Lease Agent (in each case as defined therein) shall terminate, and each Bank which was a beneficiary of such Guaranty hereby consents to such termination.

         This Amendment No. 4 shall become effective as of the date first above written when, and only when, (i) the Agent shall have received by 5:00 pm (New York City time) on or before February 9, 2001, counterparts of this Amendment No. 4 executed by the undersigned and the Majority Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment No. 4, and the consent attached hereto executed by each Guarantor and
(ii) the Borrower shall have paid by such date all amounts due and payable under
Section 9.04 of the Credit Agreement, and on such effective date and immediately prior to giving effect to the provisions of the immediately preceding paragraph
(b) the Banks shall make a Supplemental Revolving Loan Borrowing to the Borrower in an amount equal to the then maximum aggregate Unused Supplemental Revolving Loan Commitments less the aggregate amount of outstanding Swing Line Advances and the Supplemental Letter of Credit Liability. This Amendment No. 4 is subject to the provisions of Section 9.01 of the Credit Agreement.

         On and after the effectiveness of this Amendment No. 4, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 4.

         The Credit Agreement, as specifically amended by this Amendment No. 4, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein,



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operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying one signature page to Susan McManigal at Citibank, N.A. (Telecopier No. (212) 793-0642) and returning at least three counterparts of this Amendment No. 4 to Patience Crowder at Shearman & Sterling, 555 California Street, San Francisco, CA 94104 (Telecopier No. (415) 616-1199).

         This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 4. This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of New York.


                                    Very truly yours,

                                    PHYCOR, INC.



                                    By  /s/ Tarpley B. Jones
                                        ----------------------------------------
                                        Name: Tarpley B. Jones
                                        Title: Executive Vice President and
                                               Chief Financial Officer




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Agreed as of the date first above written:

CITIBANK, N.A.,
         as Issuing Bank


By: /s/ Susan McManigal
    ------------------------------------------
    Title: Vice President


CITICORP USA, INC.
         as Agent, as Swing Line Bank and as Bank


By: /s/ Susan McManigal
    ------------------------------------------
    Title: Vice President


AMSOUTH BANK, successor in interest by merger to, FIRST AMERICAN NATIONAL BANK


By: /s/ Robert I. Hart
    ------------------------------------------
    Title:  Robert I. Hart, Senior Vice President


BANK OF AMERICA, N.A.


By: /s/
    ------------------------------------------
    Title:  Managing Director


BANKERS TRUST COMPANY


By:
     ------------------------------------------
     Title:


THE BANK OF NOVA SCOTIA, Atlanta Agency


By:  /s/ William E. Zarrett
     ------------------------------------------
     Title:  Managing Director


CREDIT LYONNAIS NEW YORK BRANCH


By:  /s/
     ------------------------------------------
     Title:  Vice President





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BANK ONE, NA (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)


By: /s/
    ------------------------------------------
    Title:  First Vice President


AMROC INVESTMENTS, LLC


By:
    ------------------------------------------
    Title:


PATRIARCH PARTNERS, LLC



By:
    ------------------------------------------
    Title:


MELLON BANK, N.A.


By: /s/  David M. Hall
    ------------------------------------------
    Title:  Asst. Vice President


COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH


By: /s/  Edward Peyser
    ------------------------------------------
    Title:  Executive Director


By: /s/
    ------------------------------------------
    Title:  Vice President


THE SUMITOMO BANK, LIMITED


By: /s/  C. Michael Garrido
    ------------------------------------------
    Title:  Senior Vice President


SUNTRUST BANK


By: /s/  Samuel M. Ballesteros
    ------------------------------------------
    Title:  Director




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TORONTO DOMINION (TEXAS), INC.


By: /s/  Carolyn R. Faeth
    ------------------------------------------
    Title:  Vice President


WACHOVIA BANK


By: /s/ Elizabeth Witherspoon
    ------------------------------------------
    Title:  Vice President


CERBERUS PARTNERS, L.P.


By:
    ------------------------------------------
    Title:





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